                                                                   Exhibit 10.14


           Schedule to Exhibit 10.1 to the Form 10-Q Quarterly Report of DQE for the quarter ended March 31, 1997



A Severance Agreement which was substantially identical to that filed as
Exhibit 10.1 was entered into with the following party, materially differing only as follows:



     Other Party            Material Differences
     -----------            --------------------

     William J. DeLeo      "Severance Benefit" under Section 3a:
                           aggregate lump sum payment of $284,416; no additional lump sum amount payable if terminated prior to June 30, 1999.